Exhibit 10.21

                 AMENDMENT TO THE TRANSITION SERVICES AGREEMENT

     AMENDMENT, effective as of December 31, 2010 (this "AMENDMENT"), by and among CAPSTONE CAPITAL GROUP I, LLC., a Delaware limited liability company ("CCGI"), CAPSTONE BUSINESS CREDIT, LLC, a Delaware limited liability company ("CBC"), Capstone Capital Management, Inc., a Delaware corporation ("CAPSTONE MANAGEMENT") and Capstone Trade Partners, Ltd. ("CAPSTONE TRADE", and together with "CCGI", "CBC" and "Capstone Management", collectively "CAPSTONE"), and JONING CORP., a Nevada corporation ("JONING").

     WHEREAS, Capstone and Joning are parties to that certain Transition Services Agreement, dated as of December 31, 2009 (the "TRANSITION AGREEMENT"), which provides for certain services to Joning upon the terms and conditions contained therein;

     WHEREAS, Capstone and Joning have agreed in good faith to amend certain sections in the Transition Agreement as set forth herein.

     NOW, THEREFORE, Capstone and Joning agree as follows:

     1. Unless otherwise specifically provided herein, all terms used and capitalized in this Amendment, but which are not defined herein, shall be deemed to have the respective meanings set forth in the Transition Agreement.

     2. Section 2 -"Term" and the language thereunder is deleted in its entirety and replaced with the following language:

          "Term. Capstone shall provide the Transition Services to Joning commencing on the Closing Date and until December 31, 2012 or at any such time prior to December 31, 2012 by a writing signed by the parties hereto."

     3. Except as amended hereby, the Transition Agreement, and the terms and provisions thereof, shall remain in full force and effect.

     4. This Amendment may be executed in one or more counterparts, each of which shall constitute an original. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects and for all purposes as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

                            [SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

CAPSTONE CAPITAL GROUP I, LLC                JONING CORP.


By /s/ Joseph F. Ingrassia                   By /s/ Robert L. Olson
   -------------------------------              --------------------------------
   Its Managing Member                          Its Chief Financial Officer

CAPSTONE BUSINESS CREDIT, LLC


By /s/ Joseph F. Ingrassia
   -------------------------------
   Its Managing Member

CAPSTONE CAPITAL MANAGEMENT, INC.


By /s/ Joseph F. Ingrassia
   -------------------------------
   Its VP

CAPSTONE TRADE PARTNERS, LTD.


By /s/ Joseph F. Ingrassia
   -------------------------------
   Its VP

                                       2